                                                                   Exhibit 10.22
                                                                   -------------

                         INDUSTRIAL REAL ESTATE LEASE
                                PREM MARK, INC.
                          DRY SPACE, WAREHOUSE _____


ARTICLE 1:  BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.1.        Date of Lease:  July 29, 1995.
                         -------------

     Section 1.2.        Landlord:  Prem Mark, Inc., a Colorado corporation
                         --------

     Address of Landlord:  c/o Executive International, 516 Pennsfield Place,
     -------------------
P.O. Box 1437, Thousand Oaks, California 91358, Attention: John Bayle, with a copy of notices to Donald deLaski, Deltek Systems, Inc., 8280 Greensboro Drive, Suite 300, McLean, Virginia 22102.

     Section 1.3.        Tenant:  Cornucopia Natural Foods, Inc., a Delaware
                         ------
Corporation.

     Address of Tenant:  260 Lake Road, Dayville, Connecticut 06241.
     -----------------

     Section 1.4.        Property:  4850 Moline Street, Denver, Colorado,
                         --------
including the warehouse building and offices contained thereon.

     Section 1.5.        [Intentionally left blank.]

     Section 1.6.        Lease Term:  The Lease shall commence on this date
                         ----------
and shall continue for a period of 60 months, provided, however, that Tenant has the right to terminate this Lease, effective at any time after 12 months from this date, provided that Tenant has first given written, irrevocable and unconditional notice to Landlord of such termination not less than 9 months in advance of the effective date of termination (the "Term").

     Section 1.7.        Permitted Uses:  General foods warehouse and
                         --------------
distribution, related office uses.  (See Section 5.1)

     Section 1.8.        Security:  $41,250, as a cash security deposit.
                         --------

     Section 1.9.        Landlord's Broker:  Not applicable.
                         -----------------
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       Section 1.10.        Tenant's Broker:  Not applicable.
                            ---------------

       Section 1.11.        Commission Payable to Landlord's Broker:  Not
                            ---------------------------------------
applicable.

       Section 1.12.        Rent and Other Charges Payable by Tenant:
                            ----------------------------------------

              1.12.1        Base Rent: $247,500.00 on an annualized basis,
                            ---------
payable as provided in Section 3.1 and subject to annual increases as provided in Section 3.2.

              1.12.2       Other Charges:
                           -------------

                           1.12.2.1    Utilities (See Section 4.2).

                           1.12.2.2    Insurance Premiums (See Section 4.3(c)).

                           1.12.2.3    Real and Personal Property Taxes (See
                                       Section 4.1).


ARTICLE 2:  LEASE TERM

       Section 2.1.        Lease of Property for Lease Term:  Landlord leases
                           --------------------------------
the Property to Tenant and Tenant leases the Property from Landlord for the Term. The Term is for the period stated in Section 1.6 above and shall begin and end on the dates in accordance with Section 1.6 above, unless the beginning or the end of the Term is changed under any provision of this Lease. The "Commencement Date" shall be the Date of Lease as defined in Section 1.1.

       Section 2.2.        Delay in Commencement:  Not applicable.
                           ---------------------

       Section 2.3.        Holding Over:  Tenant shall vacate the Property upon
                           ------------
the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy at the Other Charges and one hundred (100%) percent of the Rent and additional Rent then in effect for the first two months, and thereafter at the Other Charges and one hundred twenty-five (125%) percent of the Rent and additional Rent then in effect and subject to increases as provided in Section 3.2 hereof.

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ARTICLE 3:  RENT

       Section 3.1.        Time and Manner of Payment:  The Rent shall be due
                           --------------------------
without notice, offset or prior demand, in equal monthly installments at the applicable Base Rent described in Section 1.12(a) above, on the first day of each month during the Term, payable no later than the tenth day of each month. Rent and all additional Rent and other charges shall be paid to Landlord at Landlord's Address.

       Section 3.2.        Annual Base Rent Increases:  On each annual
                           --------------------------
anniversary date of the Date of Lease, Base Rent for the next year shall be the amount of the Base Rent payable for the preceding 12-month period multiplied by that percentage equal to (i) one hundred percent (100%), plus (ii) the percentage increase, if any, between the most recent CPI Index available on the first day of the first month of such period and the most recent CPI Index available on the first day of the last month of such period. The "CPI Index" shall mean the Consumer Price Index for All Urban Consumers computed by the U.
S. Department of Labor, Bureau of Labor Statistics, for the Denver-Boulder Metropolitan Area, unless such index is discontinued in which case CPI Index shall mean a similar index commonly used for commercial purposes as selected by Landlord exercising reasonable judgment.


ARTICLE 4:  OTHER CHARGES PAYABLE BY TENANT

       In addition to Base Rent, Tenant shall pay other charges as set forth in this Article, which other charges shall also be "Rent" under this Lease.

       Section 4.1.        Real Property Taxes:
                           -------------------

             4.1.1         Definition of "Real and Personal Property Taxes".
                           ------------------------------------------------
"Real and Personal Property Taxes" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or any personal property therein or attributable to Tenant's use thereof; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property, excluding general income taxes; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of Real property tax. Real and Personal Property Taxes does not, however, include Landlord's federal or state income taxes. For any special assessment payable without delinquency over a period longer than one year, Real and Personal Property Taxes shall include only those

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portions of the assessment that are apportioned on a monthly or daily basis, as the case may be, to the Term of this Lease.

             4.1.2         Payment of Real and Personal Property Taxes. Tenant
                           -------------------------------------------
shall pay to Landlord as additional Rent, no later than ten (10) days prior to their due date (before the time of any penalty, interest or delinquency), the Real and Personal Property Taxes that are due for that year, apportioned on a monthly or daily basis (as the case may be) for such part of the year that is included with the Term of this Lease. Tenant shall also pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall have its personal property taxed separately from the Property. If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within 10 days after Tenant receives written statement from Landlord for such personal property taxes. If Tenant fails to pay the Real and Personal Property Taxes timely, Landlord shall thereafter during the Term of the Lease have the right to collect the anticipated amount of such Taxes from Tenant in advance, payable 1/12 of the estimated amount each month together with Rent as additional Rent. In such event, Tenant shall also pay any known deficiency in the final amount of Real and Personal Property Taxes that are due and owing within 10 days after written demand by Landlord, and Landlord shall refund to Tenant any excess Real and Personal Property Taxes collected.

       Section 4.2.        Utilities:
                           ---------

             4.2.1         Telephone and Refuse: Tenant shall pay, directly to
                           --------------------
the appropriate supplier, the cost of all telephone and refuse disposal.

             4.2.2         Energy and Water/Sewer Usage: Landlord shall cause
                           ----------------------------
all energy, water, sewer and drainage utilities to be invoiced directly to Tenant, and Tenant shall pay such invoices directly to the appropriate utility company before delinquency.

       Section 4.3.        Insurance Premiums:  Tenant and Landlord shall
                           ------------------
maintain the following insurance during the term of this Lease. Tenant's insurance shall be primary coverage with Tenant as the primary party and Landlord named as an additional insured.

             4.3.1         Tenant's Insurance.  Tenant shall maintain a policy
                           ------------------
of comprehensive general liability including property damage and contractual liability insurance insuring Tenant and Landlord for liability arising out of Tenant's use, occupancy or maintenance of the Property. The policy shall have limits of liability of no less than $2,000,000 single limit bodily injury and/or property damage combined, for damages arising out of bodily injuries to or death of all persons arising from one occurrence; and damage to or destruction of property including loss thereof, arising

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from one occurrence.  The insurance may contain a deductible clause of not more than $0.00 but Tenant shall be liable to the extent of the deductible amount. The property portion of the policy, or a separate property damage policy in the amount of $2,000,000, as the case may be, shall name Landlord as the loss payee and shall provide protection of the Property against all risks, physical loss, damages, and perils including fire, extended coverage, vandalism, malicious mischief, theft, special extended perils, sprinkler leakage, earthquake and Inflation Guard endorsement, and any other perils (except flood and earthquake, unless required by any lender holding a security interest in the Property) which Landlord deems necessary.

       Tenant also agrees to procure and maintain the following policies: (1) Workers' Compensation and Employer's Liability; (2) automobile insurance with limits of not less than $1,000,000 bodily injury and property damage each occurrence; and (3) Umbrella Liability Insurance of not less than $5,000,000 in the aggregate.

       Tenant shall name Landlord as an Additional Insured on the Comprehensive General Liability, Property and Umbrella policies. Certificates of Insurance and/or Policy Endorsements executed by Insurer indicating that Landlord is an Additional Insured shall be furnished to Landlord prior to the commencement date of this Lease.

       All policies must be endorsed to provide that the Insurer shall give the Landlord thirty (30) days' written notice prior to cancellation and/or modification of any policy. Tenant shall not do or permit to be done anything which invalidates any subsequent insurance policies. If Tenant fails to maintain the policies, Landlord may elect to maintain such insurance at Tenant's expense.

       Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in the Property. Landlord may also require that Tenant, at its expense and for the benefit of Landlord, acquire a Landlord's protective liability endorsement with respect to the Property.

             4.3.2    Landlord's Insurance.  Landlord shall maintain a policy of
                      --------------------
comprehensive public liability insurance insuring Landlord for liability arising out of the conditions on the Property at the date of this Lease and Landlord's ownership of the Property. The policy shall have limits of liability of no less than $2,000,000 single limit bodily injury and/or property damage combined, for damages arising out of bodily injuries to or death of all persons arising from one occurrence; and damage to or destruction of property including loss thereof, arising from one occurrence. The insurance may contain a deductible clause of not more than $0.00 but Landlord shall be liable to the extent of the deductible amount. Landlord also agrees to maintain excess coverage of not less than $5,000,000.

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       Section 4.4.        Multiple Tenant Buildings; Rules and Regulations:
                           ------------------------------------------------
Not Applicable.

       Section 4.5.        Late Charges:  Tenant's failure to pay rent promptly
                           ------------
may cause Landlord to incur unanticipated costs. The exact amount of such costs is impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment by its allowed date, beginning with the second such incident in any calendar year, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount, payable with the next rental payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such payment.

       Section 4.6.        Interest on Past Due Obligations:  Any amount owed by
                           --------------------------------
Tenant to Landlord which is not paid by its allowed payment date, following applicable notice and cure periods shall bear interest at the rate of two percentage points over the "base rate" or "prime rate" per annum published from time to time by the Wall Street Journal from the due date of such amount and
                    -------------------
shall be payable with the next rental payment. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.


ARTICLE 5:  USE OF PROPERTY

       Section 5.1.        Permitted Uses:  Tenant may use the Property only for
                           --------------
the Permitted Uses set forth in Section 1.7 above.

       Section 5.2.        Manner of Use:  Tenant shall not cause or permit the
                           -------------
Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of the Property of which the Property is part, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits required for Tenant's occupancy of the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the occupational Safety and Health Act; provided, however, that the cost of capital improvements required to comply with governmental regulations applicable to the Property generally (and not as a result of Tenant's use thereof) shall be amortized over the normal useful life of such improvement and Tenant shall be responsible to pay, monthly as additional Rent, the monthly portion of that amount allocated to the remaining Term of this Lease.

       Section 5.3.        Contamination and Environmental Protection:
                           ------------------------------------------

             5.3.1         Definition of Hazardous Materials. "Hazardous
                           ---------------------------------
Materials" means any hazardous or toxic substance, material or waste that is or becomes regulated by any local government authority, the State of Colorado or the United States Government, including without limitation, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., and the regulations promulgated thereunder, including without limitation 40 C.F.R. 761 et seq. and regulations promulgated under the occupational Safety and Health Act of 1970, as amended.

             5.3.2         Protection against Contamination.  The nature of the
                           --------------------------------
product to be stored by Tenant within the Property may require periodic fogging or spraying for pest and rodent control. Tenant agrees to take all steps necessary to protect the Property, persons using or present on the Property and other tenants and their property against any contamination or other adverse effects from such fogging or spraying, or from the generation, transportation, use, storage or disposal of any Hazardous Materials. Tenant agrees to generate, transport, use, store and dispose all Hazardous Materials fully in compliance with all applicable governmental laws and regulations and all recommendations of the manufacturers and distributors of such Hazardous Materials. Tenant agrees to generate and store Hazardous Materials at the Property only in amounts that are incident to and necessary for the normal operation of Tenant as permitted by this Lease, to deliver promptly to Landlord true and complete copies of all notices received by Tenant from any governmental authority with respect to the generation, transportation, use, storage and disposal of Hazardous Materials, and to permit reasonable entry onto the Property by Landlord for verification of Tenant's compliance with this paragraph. In the event of an incident or occurrence that can cause contamination to the Property or other persons or property intended to be protected by this Section 5.3, Tenant agrees immediately to notify Landlord and to take such steps as may be necessary to contain such contamination with a minimum of damage or adverse effect. Tenant agrees to defend (with legal counsel reasonably acceptable to Landlord), indemnify and hold Landlord and other tenants on the Property harmless against any and all claims, losses, damages, costs (including, without limitation attorneys' fees, clean-up expenses and environmental impairment expenses) and liabilities of every kind and nature arising from or relating to the obligations of Tenant under this Section 5.3 and the generation, transportation, storage, use or disposal by Tenant, its successors, assigns, sublessees, invitees and guests of Hazardous Materials. Tenant shall have no liability to Landlord for any claims, losses, damages, costs or other liabilities of any kind or nature which do not arise from the acts or omissions of Tenant, its successors, assigns, sublessees, invitees and guests. Landlord agrees to defend (with legal counsel reasonably acceptable to Tenant), indemnify and hold Tenant harmless against any and all claims, costs (including, without limitation attorneys' fees, clean-up expenses and environmental impairment expenses) and liabilities of every kind and nature suffered by Tenant and arising from or relating to the generation, transportation, storage, use or disposal of Hazardous Materials on the Property by Landlord or persons other than Tenant, its successors, assigns, sublessees, invitees and guests.

       Section 5.4         Signs and Auctions:  Tenant shall not place any sign
                           ------------------
on the Property without Landlord's prior written consent, which will not be unreasonably withheld. Tenant shall not conduct or permit any auctions or sheriff's sales in the Property.

       Section 5.5.        Tenant's Indemnification:  Tenant shall indemnify
                           ------------------------
Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from tortious acts or omissions of Tenant, provided that such acts or omissions constitute gross negligence or willful misconduct by Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim, on a periodic basis as billed by counsel.

       Section 5.6.        Landlord's Access:  Landlord or its agents may enter
                           -----------------
the Property during regular business hours, or at other times with the consent of Tenant which consent will not be unreasonably withheld, to show the Property to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

       Section 5.7.        Quiet Possession:  If Tenant pays the rent and
                           ----------------
complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.


ARTICLE 6:  CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

       Section 6.1.        Existing Condition:  Tenant accepts the Property in
                           ------------------
its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use.

Landlord represents and warrants to Tenant that the Property is zoned for permitted uses that include the warehouse and office uses as existing on the date of this Lease.

       Section 6.2.        Limitations on Landlord's Liability: Landlord shall
                           -----------------------------------
indemnify Tenant against and hold Tenant harmless from any and all costs, claims or liability arising from tortious acts or omissions of Landlord, provided that such acts or omissions constitute gross negligence or willful misconduct by Landlord, and from claims in tort arising with respect to the Property that occurred prior to the commencement of this Lease. Landlord shall defend Tenant against any such cost, claim or liability at Landlord's expense with counsel reasonably acceptable to Tenant or, at Tenant's election, Landlord shall reimburse Tenant for any legal fees or costs incurred by Tenant in connection with any such claim, on a periodic basis as billed by counsel. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of any building of which the Property is a part, or from other sources of places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.2 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

       Section 6.3.        Landlord's Obligations:  Subject to the provisions of
                           ----------------------
Article 7 (Damage or Destruction) and Article 8 (Condemnation), and except for the damage caused by any act or omission of Tenant, Landlord shall keep the foundation, roof and structural portions of exterior walls of the improvements on the Property in good order, condition and repair and, subject to Landlord's right to additional Rent as specified in this Lease, Landlord shall make such capital improvements or replacements as is necessary to comply with Sections 5.2 and 6.4.1 of this Lease. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. Landlord shall be obligated to commence, and thereafter diligently complete, repairs under this
Section 6.3 within a reasonable time after receipt of a written notice from Tenant of the need for such repairs.

       Section 6.4.        Tenant's Obligations:
                           --------------------

             6.4.1 Subject to the provisions of Section 6.3, Article 7 (Damage or Destruction) and Article 8 (Condemnation), Tenant shall, at all times, keep the Property (excluding the foundation, roof and structural portions of exterior walls of the improvements on the Property) in good order, condition and repair, excepting reasonable wear and tear. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's negligence or willful misconduct. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property in an orderly, sanitary and fully operative condition; provided, however, that the cost of capital improvements required to replace portions or systems of the Property that are no longer in good condition and repair notwithstanding Tenant's satisfaction of its maintenance and repair obligations under this Lease, shall be amortized over the useful life of such improvements and Tenant shall be responsible to pay, monthly as additional Rent, the monthly portion of that amount allocated to the remaining Term of this Lease.

             6.4.2 All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Property as required by this Section 6.4, Landlord may on ten (10) days' prior notice (except that no notice shall be required in case of emergency), enter the Property and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

       Section 6.5.        Alterations, Additions, and Improvements:
                           ----------------------------------------

             6.5.1 Tenant shall not make any improvements to the Property without Landlord's prior written consent which shall not be unreasonably withheld based on plans approved in advance by Landlord exercising its reasonable judgment. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount reasonably satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, and improvements constructed in violation of this Paragraph 6.5(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord exercising its reasonable judgment. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

             6.5.2 Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least ten
(10) days' prior written notice of the commencement of any work in the Property. Landlord may elect to record and post notices of non-responsibility on the Property.

       Section 6.6         Condition upon Termination:  Upon termination of the
                           --------------------------
Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear in which Tenant was not otherwise obligated to remedy under any provisions of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article 7 (Damage or Destruction). Unless Landlord otherwise consents, Tenant shall remove any alterations, additions, or improvements (if designated by the Landlord, in its sole discretion, for removal at the time of its consent to the making thereof), and Tenant's machinery and equipment, prior to the termination of the Lease and shall restore the Property to its prior condition, all at Tenant's expense. Any alterations, additions, improvements' machinery and equipment not timely removed by Tenant shall, at Landlord's sole election, become Landlord's property and shall be deemed surrendered to Landlord upon the termination of the Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.


ARTICLE 7:  DAMAGE OR DESTRUCTION

       Section 7.1.        Partial Damage to Property:  Tenant shall notify
                           --------------------------
Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged so that the damage can be repaired within ninety (90) days after Tenant's notice, or if in the reasonable judgment of Tenant the Property remains substantially usable to Tenant for the intended purposes of the Lease, and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.3(b), if any, are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements.

       If the Property damage cannot be repaired within ninety (90) days after Tenant's notice and if in the reasonable judgment of Tenant the Property does not remain substantially usable to Tenant for the intended purposes of the Lease, either Landlord or Tenant may elect to terminate the Lease as of the date the damage occurred, and in either event Landlord shall retain all insurance proceeds.

       Subject to the terms of any debt lien against the Property, if the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the damage was due to a cause not covered by the insurance policies which Tenant maintains under Paragraph 4.3(b), Landlord may elect to either (a) repair the damage as soon as reasonably possible in which case this Lease shall remain in full force and effect, or (b) terminate this Lease as of the date the damage occurred, and in either event to retain all insurance proceeds. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease.

       If Landlord elects or is obligated to repair the damage and the damage was due to an act or omission of Tenant, Tenant shall pay Landlord upon demand the difference between the actual cost of repair and the insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property. Tenant shall pay the cost of such repairs, except that, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election with ten (10) days after receiving Landlord's termination notice.

       If the damage to the Property occurs during the last six (6) months of the Lease Term and cannot be repaired within forty-five (45) days after Tenant's notice of the damage, Landlord may elect to terminate this Lease as of the date the damage occurred regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Property and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.

       Section 7.2.        Total or Substantial Destruction:  If the Property is
                           --------------------------------
totally or substantially destroyed, in the reasonable judgment of Tenant, by any cause whatsoever so that it is not substantially usable by Tenant for the intended purposes of the Lease and cannot be repaired within the time set forth above, this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding (whether or not Landlord elects to rebuild) and any insurance proceeds received by Landlord from Tenant's policy maintained pursuant to Section 4.3.2.

       Section 7.3.        Temporary Reduction of Rent:  If the Property is
                           ---------------------------
destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article 7, the Base Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent. Except for such possible reduction in Base Rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

ARTICLE 8:  CONDEMNATION

       Section 8.1.        Condemnation: If all or any portion of the Property
                           ------------
is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If in the reasonable judgment of Tenant the Condemnation renders the Property substantially unusable to Tenant for the intended purposes of the Lease, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, then subject to the terms of any debt lien against the Property, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense. Nothing in this Section shall be construed to prevent Tenant from exercising any right it may have under the law to prosecute its own separate claim for damages or compensation and to obtain an award independent from the award due to Landlord.


ARTICLE 9:  ASSIGNMENT AND SUBLETTING

       Section 9.1.        Landlord's Consent Required:  No portion of the
                           ---------------------------
Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion; provided, however, that Tenant shall have the right to sublease, assign or otherwise transfer all or any part of Tenant's interest in this Lease to an entity that fifty (50%) percent or more owns, is owned by or is under common ownership with Tenant so long as by the express terms of such sublease, assignment or other transfer Cornucopia Natural Foods, Inc. remains fully liable to Landlord for Tenant's obligations under the Lease and Landlord is given direct recourse against such sublessee, assignee or transferee with respect to its obligations under such sublease, assignment or transfer in the event of a default by Tenant.


ARTICLE 10:  DEFAULTS; REMEDIES

       Section 10.1.        Covenants and Conditions:  Tenant's performance of
                            ------------------------
each Tenant's obligation under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditional upon such performance. Time is of the essence in the performance of all covenants and conditions.

       Section 10.2.        Defaults:  Tenant shall be in material default under
                            --------
this Lease:

             10.2.1 If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.3.

             10.2.2 If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due, provided, however, that Tenant shall have the right to notice of such default and an opportunity to cure the same for three (3) business days.

             10.2.3 If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

             10.2.4 (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located in the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located in the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

       Section 10.3.        Remedies:  On the occurrence of any material default
                            --------
by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

             10.3.1 Terminate this Lease, effective at such time as may be specified by written notice to Tenant, and demand and recover possession of the Property from Tenant. Notwithstanding how Tenant may hold title to its interest under this Lease, the obligations of Tenant under this Lease are not separable, the Property may not be subdivided, and the Landlord has the right to terminate the Lease if Tenant does not fully perform all its obligations under this Lease. Tenant shall remain liable to Landlord for damages in an amount equal to the Base Rent and Other Charges which would have been owing by Tenant hereunder for the balance of the Lease Term, and this Lease not been terminated, less the net proceeds, if any, of any reletting. Landlord shall be entitled to collect such damages from Tenant on the days on which the Base Rent and Other Charges would have been payable if this lease had not been terminated. Alternatively, at the option of the Landlord, Landlord shall be entitled to recover forthwith from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of the Lease, represents the excess, if any, of (i) the aggregate of the Base Rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term, over (ii) the sum of Rent collected after default with respect to the Property for the balance of the Lease Term. Landlord's loss of future increases in rent being deemed a sufficient approximation of any present value discount which otherwise might be appropriate.

             10.3.2 Without terminating this Lease, to terminate Tenant's rights of possession of the Property on a date specified by written notice to Tenant, and demand and recover possession of the Property from Tenant. Upon the giving of such notice, Tenant's right to possession of the Property shall expire and terminate on such date, but Tenant shall remain liable as hereinafter provided. Landlord shall also have the right, without termination of the Lease, to accelerate the entire outstanding balance of Rent for the remaining portion of the Term. No discount for acceleration shall be allowed.

             10.3.3 If any event of default shall have occurred, Landlord shall have the immediate right, whether or not this Lease shall have been terminated, to re-enter and repossess the Property or any part thereof by force, summary proceedings, ejectment or otherwise and shall have the further right to remove all persons and property therefrom. Landlord shall be under no liability for or by reason of any such entry, repossession or removal. No such re-entry or taking of possession of the Property by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such election has been given to Tenant pursuant to Section 10.3.1 or unless the termination of this Lease has been decreed by a court of competent jurisdiction.

             10.3.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of Colorado.

       Section 10.4.        Cumulative Remedies:  Landlord's exercise of any
                            -------------------
right or remedy shall not prevent it from exercising any other right or remedy.


ARTICLE 11:  PROTECTION OF LENDERS

       Section 11.1.        Subordination:  Landlord shall have the right to
                            -------------
subordinate this Lease to any ground lease, deed or trust of mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease senior in priority to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

       Section 11.2.        Attornment:  If Landlord's interest in the Property
                            ----------
is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon transfer of Landlord's interest.

       Section 11.3.        Signing of Documents:  Tenant shall sign and deliver
                            --------------------
any instrument or documents reasonably requested by Landlord to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents are subject to the reasonable approval of Tenant as to form and may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgagee. Notwithstanding the foregoing, Tenant hereby agrees to such subordination and attornment, such attornment and subordination shall be automatic and the Lease shall not be construed to require the execution of any instrument or document by Tenant for such attornment or subordination to be effective.

       Section 11.4.        Estoppel Certificates:
                            ---------------------

             11.4.1 Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) this Lease has not been canceled or terminated; (iii) that the last date of payment of the Base Rent and Other Charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

             11.4.2 If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or Other Charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

       Section 11.5.        Tenant's Financial Condition:  Within ten (10) days
                            ----------------------------
after written request from Landlord, but not more frequently than once per Lease Year, Tenant shall deliver to any lender designated by Landlord any financial statements reasonably required by such lender to facilitate the financing or refinancing of the Property; provided, however, that such lender shall agree not to disclose such information except as reasonably necessary in the ordinary course of lender's business. Tenant represents and warrants to Landlord that each financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be used only for the purposes set forth herein.

ARTICLE 12:  LEGAL COSTS

       Section 12.1.        Legal Proceedings:  If any action for breach of or
                            -----------------
to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant arising out of negligence or the willful misconduct of Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any negligence or willful misconduct by Tenant; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

       Section 12.2.        Landlord's Consent:  Tenant shall pay Landlord's
                            ------------------
reasonable attorneys' fees which under the circumstances and by the nature of Tenant's proposal are reasonably incurred in connection with any act which Tenant proposes to do which requires Landlord's consent, excluding Landlord's review of improvements plans proposed by Tenant and excluding a proposed assignment or sublease of the entire leasehold estate to a wholly owned subsidiary of Tenant provided that Cornucopia Natural Foods, Inc. remains liable to Landlord for the Tenant's obligations as stated in this Lease.


ARTICLE 13:  MISCELLANEOUS PROVISIONS

       Section 13.1.        Waiver of Subrogation:  Landlord and Tenant each
                            ---------------------
hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

       Section 13.2.        Landlord's Liability; Certain Duties:
                            ------------------------------------

             13.2.1 As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

             13.2.2 Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to landlord and to any ground lessor, mortgagee or beneficiary under any deed or trust encumbering the Property or the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion. Tenant shall not be required to give such notice if Landlord's failure to perform constitutes a non-curable breach of this Lease.

             13.2.3 Notwithstanding any provision of the Lease otherwise to the contrary, Landlord shall have no monetary liability to Tenant except in the event of Landlord's gross negligence, willful misconduct or the indemnification covenants by Landlord contained in this Lease. Except in such events, the recourse of Tenant against Landlord for breach or default of the Lease or the obligations of Landlord hereunder shall be limited to termination of the Lease if the Property is thereby made unusable to Tenant for the intended purposes of the Lease, subject to Landlord's rights to notice and an opportunity to cure such breach or default as set forth in the Lease; provided, however, that if Landlord fails to perform its obligations under this Lease that can be performed by the payment of money and if the failure by Landlord materially interferes with Tenant's use of the Property for its intended purposes, Tenant may, on ten (10) days' prior notice (or such shorter notice as may be required in case of emergency), perform such obligations on behalf of Landlord. In such case, Landlord shall reimburse Tenant for all costs incurred in performing such maintenance or repair immediately upon demand.

       Section 13.3.        Severability:  A determination by a court of
                            ------------
competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

       Section 13.4.        Interpretation:  The captions of the Articles or
                            --------------
Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

       Section 13.5.        Incorporation of Prior Agreements; Modifications:
                            ------------------------------------------------
This Lease is the only agreement between the parties pertaining to the lease of the property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

       Section 13.6.        Notices:  All notices required or permitted under
                            -------
this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.3 above. Notices to Landlord shall be delivered to the address specified in Section 1.2 above. All notices shall be effective upon delivery or attempted delivery in accordance with this Section 13.7. Either party may change its notice address upon written notice to the other party.

       Section 13.7.        Waivers:  All waivers must be in writing and signed
                            -------
by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

       Section 13.8.        No Recordation:  Tenant shall not record this Lease
                            --------------
without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

       Section 13.9.        Binding Effect; Choice of Law:  This Lease binds any
                            -----------------------------
party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the State of Colorado shall govern this Lease.

       Section 13.10.       Corporate Authority:  Each person signing this
                            -------------------
Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this lease binds the corporation. Within 10 days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of

Directors authorizing the execution of this lease or other evidence of such authority reasonably acceptable to Landlord.

       Section 13.11.       Execution of Lease:  This Lease may be executed in
                            ------------------
counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord and Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

       Section 13.12.       No Brokers:  Tenant represents and warrants to
                            ----------
Landlord that it has employed no agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

       Section 13.13.       Riders:  Not applicable.
                            ------

       Landlord and Tenant have signed this Lease and have initialed all Riders which are attached to this Lease.


                                                       "LANDLORD"

                                      PREM MARK, INC.



                                      By: /s/ Donald de Laski
                                         ------------------------------------
                                             Its:  Donald de Laski, Chairman

                                                       "TENANT"

                                      CORNUCOPIA NATURAL FOODS, INC.


                                      By:  /s/ Norman Cloutier
                                         -------------------------------------
                                             Its:  Norman A. Cloutier, President

STATE OF COLORADO               )
                                )  ss.
CITY AND COUNTY OF DENVER       )

       The foregoing instrument was acknowledged before me this 28th day of July, 1995, by Donald de Laski, as Chairman of Prem Mark, Inc., a Colorado corporation.

       WITNESS my hand and official seal.


                                        /s/ Jerry D. Parker
                                        ----------------------------------------
                                        Notary Public


My commission expires: 12/3/96
                       -------

[SEAL]


STATE OF COLORADO               )
                                )  ss.
CITY AND COUNTY OF DENVER       )

       The foregoing instrument was acknowledged before me this 28th day of July, 1995, by Norman A. Cloutier, as President of Cornucopia Natural Foods, Inc., a Delaware corporation.

       WITNESS my hand and official seal.


                                        /s/ Jerry D. Parker
                                        ----------------------------------------
                                        Notary Public


My commission expires: 12/3/96
                       -------

[SEAL]